Exhibit 10.2

Amendment No. 2 to
Research and Development Agreement

This Amendment No. 2 (this “Amendment No. 2”) to that certain Research and Development Agreement dated August 11, 2006, as amended effective August 14, 2006 (collectively, the “R&D Agreement”) by and among NuWay Medical, Inc., BioLargo Life Technologies, Inc, IOWC Technologies, Inc. and Kenneth Reay Code. Capitalized terms used herein without definitions shall have the same meanings as defined in the R&D Agreement.

1. The Parties agree that the term of the R&D Agreement shall be extended from December 31, 2006 to March 31, 2007.

2. Except as further modified by this Amendment No. 2, the R&D Agreement is, and remains, in full force and effect in accordance with its terms.

In Witness Whereof, the Parties have executed this Amendment No. 2 as of December 20, 2006.

IOWC TECHNOLOGIES, INC.

By: /s/ Kenneth R. Code President	/s/ Kenneth R. Code KENNETH REAY CODE

NUWAY MEDICAL, INC.	BIOLARGO LIFE
TECHNOLOGIES, INC.

By: /s/ Dennis Calvert	By: /s/ Dennis Calvert
President	President